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                                                                  EXHIBIT 99.1

           Metretek Technologies Enters Into Letter of Intent to Sell
                             PowerSecure Subsidiary


DENVER--June 4, 2002--Metretek Technologies, Inc. (Nasdaq: MTEK) today announced that it has entered into a letter of intent to sell all the issued and outstanding stock of PowerSecure, Inc., the distributed generation subsidiary of Metretek. Pursuant to the terms of the letter of intent, the identity of the buyer and the terms of the proposed transaction are confidential. PowerSecure, which commenced operations in 2000, provides distributed generation systems to commercial and industrial users of electricity.

The transaction, which is currently expected to be completed by the end of July, 2002, is subject to negotiation of definitive agreements, final approval by the boards of directors of Metretek and the buyer, approval by the holders of Metretek's Series B Preferred Stock, as well as customary closing conditions, including buyer's completion of due diligence and applicable regulatory and governmental approvals.

According to Phil Marcum, chairman and CEO of Metretek Technologies, the Company anticipates that it will use the net proceeds from the sale principally for the retirement of preferred stock.

Metretek Technologies, Inc. through its subsidiaries -- PowerSecure, Inc.; Metretek, Incorporated; and Southern Flow Companies, Inc. -- is a diversified provider of energy technology products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

All forward-looking statements contained in this release, notably statements of beliefs and expectations concerning the proposed sale of PowerSecure, Inc., are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, management's ability to complete the proposed transaction mentioned in this release and to subsequently use the proceeds to retire preferred stock; the Company's ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the effects of competition; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-KSB and Form 10-QSB. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will





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be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

CONTACT: Metretek Technologies, Inc.
W. Phillip Marcum, 303/785-8080
or
Silverman Heller Associates
Philip Bourdillon/Eugene Heller, 310/208-2550





























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